EXHIBIT 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Matritech, Inc. (the “Company”) on Form 10-Q for the period ending June 30, 2007 as filed with the SEC on the date hereof (the “Report”), I, Richard A. Sandberg, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
A signed original of this written statement required by Section 906 has been provided to Matritech, Inc. and will be retained by Matritech, Inc. and furnished to the SEC or its staff upon request.
/s/ Richard A. Sandberg
Richard A. Sandberg
Chief Financial Officer
August 14, 2007